EXHIBIT 10.3

LOCK UP AGREEMENT

SOVEREIGN HOLDINGS INC.

LOCK-UP AGREEMENT

August 24, 2011

Top Ships Inc.
1, Vassilissis Sofias Str.  & Meg.
Alexandrou Str.
151 24, Maroussi
Greece

Ladies and Gentlemen:

The undersigned understands and agrees as follows:

1.     The undersigned proposes to enter into a Common Stock Purchase Agreement (the “Agreement”) with Top Ships Inc., a Marshall Islands corporation (the “Company”), pursuant to which the undersigned shall purchase from the Company up to $10 million worth of shares of the Company’s common stock, $0.01 par value per share (the “Shares”) in one or more transactions (each such transaction referred to as a “Draw Down,” and, collectively, such transactions are referred to as the “Offering”) exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

2.     In connection with the Offering, and pursuant to the terms of a Registration Rights Agreement to be entered into between the undersigned and the Company, the Company has agreed to file with the Securities and Exchange Commission a registration statement providing for the resale of the Shares under the Securities Act.

3.     In recognition of the benefit that the Offering will confer upon the undersigned and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned, the undersigned hereby agrees that, without the prior written consent of the Company (which consent may be withheld or delayed in the Company’s sole discretion), he, she or it will refrain during the period commencing on the date of the issuance of shares in connection with a particular Draw Down (such shares, the “Draw Down Shares”) and ending for each Draw Down Share on the date that is 365 days after such date (the “Lock-Up Period”), from (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant for the sale of, lending or otherwise disposing of or transferring, directly or indirectly, any of such Draw Down Shares, or any securities convertible into or exercisable or exchangeable for such Draw Down Shares, or (ii) entering into any swap or other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such Draw Down Shares, whether any such transaction described in clause (i) or (ii) above (together, the “Restricted Activities”) is to be settled by delivery of shares of the Company’s common stock, in cash or otherwise.

Notwithstanding the foregoing, subject to applicable securities laws, the undersigned may transfer any Draw Down Shares as follows: (i) pursuant to the exercise and issuance of options; (ii) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein; (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein; (iv) as a distribution to stockholders, partners or members of the undersigned, provided that such stockholders, partners or members agree to be bound in writing by the restrictions set forth herein; (v) any transfer required under any benefit plans; (vi) as required of the undersigned to the extent applicable as a participant in the Company’s amended and restated stock incentive plan in order to reimburse or pay federal income tax and withholding obligations in connection with vesting of restricted stock grants; or (vii) as collateral for any loan, provided that the lender agrees in writing to be bound by the restrictions set forth herein; provided that, in each case, no filing by any party under the Securities Exchange Act of 1934, as amended, shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on Form 5, Schedule 13D or Schedule 13G (or 13D/A or 13G/A)). For purposes of this agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

For the avoidance of doubt, nothing shall prevent the undersigned from, or restrict the ability of the undersigned, with respect to any securities of the Company that are not Draw Down Shares, to undertake or conduct any of the Restricted Activities, including, without limitation, purchasing common stock on the open market and exercising any options or other convertible securities granted under any benefit plan of the Company.

The undersigned acknowledges that the Company may cause the transfer agent for the Draw Down Shares to decline to transfer, and to note stop transfer restrictions on the stock register or other records of the Company, as applicable.

4.     The undersigned acknowledges that the Company is relying on the agreements of the undersigned set forth herein in making its decision to enter into the Agreement.

5.     This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

6.     A signature to this Lock-Up Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement, or caused this Lock-Up Agreement to be executed, as of the date first written above.

Very truly yours,

SOVEREIGN HOLDINGS INC.

/s/ Stylianos Giamanis
Name: Stylianos Giamanis
Title: Attorney-in-fact

1, Vassilissis Sofias Str. & Meg.
Alexandrou Str.
151 24, Maroussi
Greece